                                                                    Exhibit 10.2

                                SECOND AMENDMENT

     THIS SECOND AMENDMENT dated as of January 16, 2004 (this "Amendment")
amends the Credit Agreement dated as of July 16, 2001 (as previously amended, the "Credit Agreement") among American Italian Pasta Company (the "Company"), various financial institutions (the "Lenders") and Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent"). Capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Credit Agreement.

     WHEREAS, the Company, the Lenders and the Administrative Agent have entered into the Credit Agreement; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more fully set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1 Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement is amended as follows:

     1.1  Deletion of Definition. The definition of "Covenant Change Notice" is deleted in its entirety.

     1.2  Amendment to Section 10.6.2. Section 10.6.2 is amended in its entirety to read as follows:

          10.6.2 Maximum Leverage Ratio. Not permit the Leverage Ratio for any
     Computation Period to exceed the applicable ratio set forth below for such
     Computation Period:

            Computation Period Ending                             Maximum Leverage Ratio

      Last day of first Fiscal Quarter of Fiscal                         3.25 to 1
      Year 2004 through last day of third Fiscal
            Quarter of Fiscal Year 2004

      Last day of Fiscal Year 2004 and last day                          3.00 to 1
      of first Fiscal Quarter of Fiscal Year 2005

      Last day of second Fiscal Quarter of Fiscal                        2.75 to 1
        Year 2005 and last day of third Fiscal
            Quarter of Fiscal Year 2005

        Last day of Fiscal Year 2005                                     2.50 to 1

                    Thereafter                                           2.25 to 1

                                      -1-

     1.3  Amendment to Section 10.10. Clause (iii) of the first proviso to
Section 10.10 of the Credit Agreement is amended in its entirety to read as follows:

     (iii) so long as no Event of Default or Unmatured Event of Default exists or would result therefrom, the Company may purchase, redeem or otherwise acquire shares of its capital stock or warrants or options to acquire any such shares, or pay cash dividends on its capital stock, in each case so long as the aggregate amount of all purchases, redemptions, other acquisitions and cash dividends made pursuant to this clause (iii)
     (collectively "Permitted Restricted Payments") during the term of this
     Agreement shall not exceed the sum of (A) $40,000,000 and (B) 25% of positive Consolidated Net Income for each completed Fiscal Year ending after October 3, 2003.

     1.4  Amendments to Schedules.

     (a)  Schedule 1.1(b) is amended by deleting the parenthetical phrase "(or, after receipt by the Administrative Agent of a Covenant Change Notice, Level
VI)".

     (b)  Schedule 9.8 is replaced with Schedule 9.8 hereto.

     SECTION 2 Representations and Warranties. The Company represents and warrants to the Administrative Agent and the Lenders that, after giving effect to the effectiveness hereof:

     (a)  each warranty set forth in Section 9 of the Credit Agreement, as amended hereby (as so amended, the "Amended Credit Agreement"), is true and correct in all material respects as of the date of the execution and delivery of this Amendment by the Company, with the same effect as if made on such date;

     (b)  no Event of Default or Unmatured Event of Default exists; and

     (c)  there has not occurred a material adverse change since October 3, 2003 in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Company and its
Subsidiaries taken as a whole.

     SECTION 3 Effectiveness. This Amendment shall become effective when the
Administrative Agent shall have received the following:

     (a)  counterparts of this Amendment executed by the Company and the
Required Lenders;

     (b)  evidence that the Company has paid all accrued and invoiced fees and expenses of the Administrative Agent and the Arranger (including reasonable attorneys' fees);

     (c)  an amendment fee for each existing Lender that delivers an executed signature page to this Amendment to the Administrative Agent by 5:00 p.m.
(Chicago time) on January 16, 2004 in an amount equal to 0.05% of such Lender's
Commitment on such date;

                                      -2-

     (d)  a Confirmation substantially in the form of Exhibit A; and

     (e)  such other documents as the Administrative Agent may reasonably request.

     SECTION 4 Miscellaneous.

     4.1  Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the
Credit Agreement to "this Agreement" and in the other Loan Documents to the
"Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

     4.2  Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

     4.3  Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such state.

     4.4  Successors and Assigns. This Amendment shall be binding upon the
Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the
Lenders and the Administrative Agent and the respective successors and assigns of the Lenders and the Administrative Agent.

     Delivered as of the day and year first above written.

                                       AMERICAN ITALIAN PASTA COMPANY

                                       By:    /s/ Warren B. Schmidgall
                                          --------------------------------------
                                       Name:    Warren B. Schmidgall
                                       Title:   Executive Vice President/Chief
                                                Financial Officer

                                       BANK OF AMERICA, N.A., as Administrative
                                       Agent

                                       By:    /s/ Jeffery T. White
                                          --------------------------------------
                                       Name:    Jeffery T. White
                                       Title:   Assistant Vice President

                                      -3-

                                       BANK OF AMERICA, N.A., as a Lender

                                       By:    /s/ Thomas R. Mahoney
                                          --------------------------------------
                                       Name:    Thomas R. Mahoney
                                       Title:   Senior Vice President

                                       BANK ONE, NA, with its main office in
                                       Chicago, IL, as Documentation Agent and
                                       as a Lender

                                       By:    /s/ Danielle M. Clarke
                                          --------------------------------------
                                       Name:     Danielle M. Clarke
                                       Title:    EVP

                                       U.S. BANK NATIONAL ASSOCIATION, as
                                       Syndication Agent and as a Lender

                                       By:    /s/ John P. Mills
                                          --------------------------------------
                                       Name:     John P. Mills
                                       Title:    Vice President

                                       ING CAPITAL LLC

                                       By:    /s/ William B. Redmond
                                          --------------------------------------
                                       Name:     William B. Redmond
                                       Title:    Managing Director

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                      -4-

                                       FLEET NATIONAL BANK, as Co-Agent and as a Lender

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       KEYBANK NATIONAL ASSOCIATION, as Co-Agent
                                       and as a Lender

                                       By:    /s/ David J. Wechter
                                          --------------------------------------
                                       Name:     David J. Wechter
                                       Title:    Vice President

                                       COOPERATIEVE CENTRALE RAIFFEISEN-
                                       BOERENLEENBANK B.A., "RABOBANK
                                       NEDERLAND", NEW YORK BRANCH, as Co-Agent
                                       and as a Lender

                                       By:    /s/ Brad Peterson
                                          --------------------------------------
                                       Name:     Brad Peterson
                                       Title:    Executive Director

                                       By:    /s/ Brett Delfino
                                          --------------------------------------
                                       Name:     Brett Delfino
                                       Title:    Executive Director

                                       WELLS FARGO BANK, N.A., as Co-Agent and
                                       as a Lender

                                       By:    /s/ Wayne C. Lewis
                                          --------------------------------------
                                       Name:     Wayne C. Lewis
                                       Title:    Vice President

                                      -5-

                                       BANCA NAZIONALE DEL LAVORO S.P.A.

                                       By:    /s/ Francesco Di Mario
                                          --------------------------------------
                                       Name:     Francesco Di Mario
                                       Title:    Vice President

                                       By:    /s/ Carlo Vecchi
                                          --------------------------------------
                                       Name:     Carlo Vecchi
                                       Title:    Senior Vice President

                                       THE BANK OF NEW YORK

                                       By:    /s/ John Paul Marotta
                                          --------------------------------------
                                       Name:     John Paul Marotta
                                       Title:    Vice President

                                       COMERICA BANK

                                       By:    /s/ Mack Leveille
                                          --------------------------------------
                                       Name:     Mack Leveille
                                       Title:    Commercial Banking Officer

                                       COMMERCE BANK, N.A.

                                       By:    /s/ Lance Holden
                                          --------------------------------------
                                       Name:     Lance Holden
                                       Title:    Vice President

                                       SUNTRUST BANK, as Co-Agent and as a
                                       Lender

                                       By:    /s/ Michael Lapresi
                                          --------------------------------------
                                       Name:     Michael Lapresi
                                       Title:    Director

                                      -6-

                                       UNICREDITO ITALIANO

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       UMB BANK, N.A.

                                       By:    /s/ David A. Proffitt
                                          --------------------------------------
                                       Name:     David A. Proffitt
                                       Title:    Senior Vice President

                                       COBANK, ACB

                                       By:    /s/ S. Richard Dill
                                          --------------------------------------
                                       Name:     S. Richard Dill
                                       Title:    Vice President

                                       FARM CREDIT SERVICES OF MINNESOTA VALLEY,
                                       D/B/A FCS COMMERCIAL FINANCE GROUP

                                       By:    /s/ James M. Grafing
                                          --------------------------------------
                                       Name:     James M. Grafing
                                       Title:    Sr. Vice President - Syndicated
                                                 Finance

                                       AGFIRST, FCB

                                       By:    /s/ Bruce B. Fortner
                                          --------------------------------------
                                       Name:     Bruce B. Fortner
                                       Title:    Vice President

                                      -7-

                                       U.S. AGBANK, FCB F/K/A
                                       FARM CREDIT BANK OF WICHITA

                                       By:    /s/ Greg Somerhalder
                                          --------------------------------------
                                       Name:     Greg Somerhalder
                                       Title:    Vice President

                                       FARM CREDIT SERVICES OF AMERICA, PCA

                                       By:    /s/ Steven L. Moore
                                          --------------------------------------
                                       Name:     Steven L. Moore
                                       Title:    Vice President

                                       GREENSTONE FARM CREDIT SERVICES, FLCA

                                       By:    /s/ Laura M. Roessler
                                          --------------------------------------
                                       Name:     Laura M. Roessler
                                       Title:    Capital Markets Lending Officer

                                       NORTHWEST FARM CREDIT SERVICES, PCA

                                       By:    /s/ Jim D. Allen
                                          --------------------------------------
                                       Name:     Jim D. Allen
                                       Title:    Senior Vice President

                                      -8-

                                    EXHIBIT A
                              FORM OF CONFIRMATION

                                  CONFIRMATION

                          Dated as of January 16, 2004

To:  Bank of America, N.A., individually and as administrative agent (in such capacity, the "Administrative Agent"), and the other financial institutions that are parties to the Credit Agreement referred to below

     Please refer to the following:

     (a)  the Credit Agreement dated as of July 16, 2001 (as previously amended, the "Credit Agreement") among American Italian Pasta Company (the "Company"), various financial institutions and the Administrative Agent;

     (b)  the Second Amendment to the Credit Agreement dated as of the date hereof (the "Second Amendment"; the Credit Agreement, as amended by the Second
Amendment, is referred to as the "Amended Credit Agreement");

     (c)  the Collateral Assignment of Partnership Interests dated as of July
16, 2001 by the Company in favor of the Administrative Agent;

     (d)  the Collateral Assignment of Partnership Interests dated as of July
19, 2002 by AIPC Finance, Inc. ("AIPC Finance") in favor of the Administrative
Agent;

     (e)  the Pledge Agreement dated as of July 16, 2001 among the Company, AIPC
Finance and the Administrative Agent;

     (f)  the Membership Interest Pledge Agreement dated as of July 19, 2002 by the Company and AIPC Finance in favor of the Administrative Agent;

     (g)  the Guaranty dated as of July 16, 2001 by each of the undersigned
(other than the Company) in favor of the Administrative Agent.

     Each document referred to in items (c) through (g) above is called a
"Credit Document". Capitalized terms used but not defined herein shall have the respective meanings set forth in the Amended Credit Agreement.

     Each of the undersigned hereby confirms to the Lenders and the
Administrative Agent that each Credit Document to which such undersigned is a party continues in full force and effect on the date hereof after giving effect to the Second Amendment and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.

                                      -9-

     Each of the undersigned hereby agrees with the Administrative Agent that
(a) the obligations and liabilities guaranteed under the Guaranty and secured under each Credit Document include all obligations and liabilities of the
Company under the Amended Credit Agreement and (b) each reference in each Credit
Document to the "Credit Agreement" shall, on and after the date hereof, be deemed to be a reference to the Amended Credit Agreement.

     By its signature below, the Administrative Agent agrees to the provisions of clauses (a) and (b) of the preceding paragraph.

                         [SIGNATURES BEGIN ON NEXT PAGE]

                                      -10-

     IN WITNESS WHEREOF, the undersigned have executed this Confirmation as the date first above written.

                                       AMERICAN ITALIAN PASTA COMPANY

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       AIPC FINANCE, INC.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       AIPC SALES CO.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       AIPC WISCONSIN, LIMITED PARTNERSHIP

                                       By:    America Italian Pasta Company, its
                                              General Partner

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                      -11-

                                       AIPC MISSOURI, LLC

                                       By:    American Italian Pasta Company,
                                              its Managing Member

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       AIPC SOUTH CAROLINA, INC.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       AIPC ARIZONA, LLC

                                       By:    AIPC Finance, Inc., its sole
                                              Member

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

ACKNOWLEDGED AND AGREED:

BANK OF AMERICA, N.A., as
Administrative Agent

By:
   --------------------------------------
Name:
     ------------------------------------
Title:
      -----------------------------------

                                      -12-

                                  SCHEDULE 9.8

                                  SUBSIDIARIES

The following are subsidiaries of American Italian Pasta Company:

1.       AIPC Sales Co.
2.       AIPC Finance, Inc.
3.       AIPC South Carolina, Inc.
4.       IAPC CV
5.       AIPC Missouri, LLC
6.       IAPC Beanina Holding BV
7.       AIPC Wisconsin, Limited Partnership
8.       IAPC UK Holdings Ltd
9.       IAPC UK Ltd
10.      Pasta Lensi s.r.l. (formerly known as AIPC Italia s.r.l.)
11.      AIPC Arizona, LLC
12.      IAPC Italia Leasing s.r.l.

                                      -13-